                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL PERSONS BY THESE PRESENTS: That the undersigned hereby constitutes and appoints Samuel G. Grecco, Mark A. Little and Thomas L. Millner and each of them (with full power to act alone) the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in the name and on behalf of the undersigned, to execute any and all instruments and documents, and to do any and all other acts and things, that any such attorney-in-fact and agent may deem necessary or advisable, in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Securities Act of the RACI Holding, Inc. Director Stock Purchase Plan, pursuant to a Registration Statement on Form S-8 (the "Registration Statement") to be filed with the Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute, for and in the name and on behalf of the under signed in any and all capacities, the Registration Statement, any and all supplements and amendments (in cluding, without limitation, post-effective amendments) to such Registration Statement, and any and all other instru ments or documents filed as a part of, or in connection with, such Registration Statement and supplements and amendments thereto; and the undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


Signed this 22nd day of August, 1997.


                              /s/ Richard A. Gilleland
                              -------------------------------
                              RICHARD A. GILLELAND
                              Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL PERSONS BY THESE PRESENTS: That the undersigned hereby constitutes and appoints Samuel G. Grecco, Mark A. Little and Thomas L. Millner and each of them (with full power to act alone) the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in the name and on behalf of the undersigned, to execute any and all instruments and documents, and to do any and all other acts and things, that any such attorney-in-fact and agent may deem necessary or advisable, in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Securities Act of the RACI Holding, Inc. Director Stock Purchase Plan, pursuant to a Registration Statement on Form S-8 (the "Registration Statement") to be filed with the Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute, for and in the name and on behalf of the under signed in any and all capacities, the Registration Statement, any and all supplements and amendments (in cluding, without limitation, post-effective amendments) to such Registration Statement, and any and all other instru ments or documents filed as a part of, or in connection with, such Registration Statement and supplements and amendments thereto; and the undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


Signed this 22nd day of August, 1997.


                              /s/ Richard E. Heckert
                              ---------------------------
                              RICHARD E. HECKERT
                              Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL PERSONS BY THESE PRESENTS: That the undersigned hereby constitutes and appoints Samuel G. Grecco, Mark A. Little and Thomas L. Millner and each of them (with full power to act alone) the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in the name and on behalf of the undersigned, to execute any and all instruments and documents, and to do any and all other acts and things, that any such attorney-in-fact and agent may deem necessary or advisable, in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Securities Act of the RACI Holding, Inc. Director Stock Purchase Plan, pursuant to a Registration Statement on Form S-8 (the "Registration Statement") to be filed with the Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute, for and in the name and on behalf of the under signed in any and all capacities, the Registration Statement, any and all supplements and amendments (in cluding, without limitation, post-effective amendments) to such Registration Statement, and any and all other instru ments or documents filed as a part of, or in connection with, such Registration Statement and supplements and amendments thereto; and the undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


Signed this 22nd day of August, 1997.


                                /s/ Bobby R. Brown
                                -----------------------
                                BOBBY R. BROWN
                                Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL PERSONS BY THESE PRESENTS: That the undersigned hereby constitutes and appoints Samuel G. Grecco, Mark A. Little and Thomas L. Millner and each of them (with full power to act alone) the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in the name and on behalf of the undersigned, to execute any and all instruments and documents, and to do any and all other acts and things, that any such attorney-in-fact and agent may deem necessary or advisable, in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Securities Act of the RACI Holding, Inc. Director Stock Purchase Plan, pursuant to a Registration Statement on Form S-8 (the "Registration Statement") to be filed with the Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute, for and in the name and on behalf of the under signed in any and all capacities, the Registration Statement, any and all supplements and amendments (in cluding, without limitation, post-effective amendments) to such Registration Statement, and any and all other instru ments or documents filed as a part of, or in connection with, such Registration Statement and supplements and amendments thereto; and the undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


Signed this 22nd day of August, 1997.


                              /s/ Richard C. Dresdale
                              --------------------------
                              RICHARD C. DRESDALE
                              Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL PERSONS BY THESE PRESENTS: That the undersigned hereby constitutes and appoints Samuel G. Grecco, Mark A. Little and Thomas L. Millner and each of them (with full power to act alone) the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in the name and on behalf of the undersigned, to execute any and all instruments and documents, and to do any and all other acts and things, that any such attorney-in-fact and agent may deem necessary or advisable, in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Securities Act of the RACI Holding, Inc. Director Stock Purchase Plan, pursuant to a Registration Statement on Form S-8 (the "Registration Statement") to be filed with the Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute, for and in the name and on behalf of the under signed in any and all capacities, the Registration Statement, any and all supplements and amendments (in cluding, without limitation, post-effective amendments) to such Registration Statement, and any and all other instru ments or documents filed as a part of, or in connection with, such Registration Statement and supplements and amendments thereto; and the undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


Signed this 22nd day of August, 1997.


                              /s/ Joseph L. Rice, III
                              ---------------------------
                              JOSEPH L. RICE, III
                              Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL PERSONS BY THESE PRESENTS: That the undersigned hereby constitutes and appoints Samuel G. Grecco, Mark A. Little and Thomas L. Millner and each of them (with full power to act alone) the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in the name and on behalf of the undersigned, to execute any and all instruments and documents, and to do any and all other acts and things, that any such attorney-in-fact and agent may deem necessary or advisable, in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Securities Act of the RACI Holding, Inc. Director Stock Purchase Plan, pursuant to a Registration Statement on Form S-8 (the "Registration Statement") to be filed with the Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute, for and in the name and on behalf of the under signed in any and all capacities, the Registration Statement, any and all supplements and amendments (in cluding, without limitation, post-effective amendments) to such Registration Statement, and any and all other instru ments or documents filed as a part of, or in connection with, such Registration Statement and supplements and amendments thereto; and the undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


Signed this 22nd day of August, 1997.


                              /s/ Leon J. Hendrix
                              -----------------------
                              LEON J. HENDRIX
                              Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL PERSONS BY THESE PRESENTS: That the undersigned hereby constitutes and appoints Samuel G. Grecco and Mark A. Little and each of them (with full power to act alone) the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubsti tution, for and in the name and on behalf of the undersigned, to execute any and all instruments and documents, and to do any and all other acts and things, that any such attorney-in-fact and agent may deem necessary or advisable, in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Securities Act of the RACI Holding, Inc. Director Stock Purchase Plan, pursuant to a Registration Statement on Form S-8 (the "Registration State ment") to be filed with the Commission, including specific ally, but without limiting the generality of the foregoing, the power and authority to execute, for and in the name and on behalf of the undersigned in any and all capacities, the Registration Statement, any and all supplements and amend ments (including, without limitation, post-effective amend ments) to such Registration Statement, and any and all other instruments or documents filed as a part of, or in connec tion with, such Registration Statement and supplements and amendments thereto; and the undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


Signed this 22nd day of August, 1997.


                              /s/ Thomas L. Millner
                              ------------------------
                              THOMAS L. MILLNER
                              Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL PERSONS BY THESE PRESENTS: That the undersigned hereby constitutes and appoints Samuel G. Grecco, Mark A. Little and Thomas L. Millner and each of them (with full power to act alone) the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in the name and on behalf of the undersigned, to execute any and all instruments and documents, and to do any and all other acts and things, that any such attorney-in-fact and agent may deem necessary or advisable, in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Securities Act of the RACI Holding, Inc. Director Stock Purchase Plan, pursuant to a Registration Statement on Form S-8 (the "Registration Statement") to be filed with the Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute, for and in the name and on behalf of the under signed in any and all capacities, the Registration Statement, any and all supplements and amendments (in cluding, without limitation, post-effective amendments) to such Registration Statement, and any and all other instru ments or documents filed as a part of, or in connection with, such Registration Statement and supplements and amendments thereto; and the undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


Signed this 22nd day of August, 1997.


                         /s/ H. Norman Schwarzkopf
                         -----------------------------
                         H. NORMAN SCHWARZKOPF
                         Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL PERSONS BY THESE PRESENTS: That the undersigned hereby constitutes and appoints Samuel G. Grecco, Mark A. Little and Thomas L. Millner and each of them (with full power to act alone) the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in the name and on behalf of the undersigned, to execute any and all instruments and documents, and to do any and all other acts and things, that any such attorney-in-fact and agent may deem necessary or advisable, in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Securities Act of the RACI Holding, Inc. Director Stock Purchase Plan, pursuant to a Registration Statement on Form S-8 (the "Registration Statement") to be filed with the Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute, for and in the name and on behalf of the under signed in any and all capacities, the Registration Statement, any and all supplements and amendments (in cluding, without limitation, post-effective amendments) to such Registration Statement, and any and all other instru ments or documents filed as a part of, or in connection with, such Registration Statement and supplements and amendments thereto; and the undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


Signed this 22nd day of August, 1997.


                              /s/ Stephen D. Bechtel, Jr.
                              ---------------------------
                              STEPHEN D. BECHTEL, JR.
                              Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL PERSONS BY THESE PRESENTS: That the undersigned hereby constitutes and appoints Samuel G. Grecco, Mark A. Little and Thomas L. Millner and each of them (with full power to act alone) the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in the name and on behalf of the undersigned, to execute any and all instruments and documents, and to do any and all other acts and things, that any such attorney-in-fact and agent may deem necessary or advisable, in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Securities Act of the RACI Holding, Inc. Director Stock Purchase Plan, pursuant to a Registration Statement on Form S-8 (the "Registration Statement") to be filed with the Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute, for and in the name and on behalf of the under signed in any and all capacities, the Registration Statement, any and all supplements and amendments (in cluding, without limitation, post-effective amendments) to such Registration Statement, and any and all other instru ments or documents filed as a part of, or in connection with, such Registration Statement and supplements and amendments thereto; and the undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


Signed this 22nd day of August, 1997.


                              /s/ Hubbard C. Howe
                              -------------------------------
                              HUBBARD C. HOWE
                              Chairman and Chief Executive Officer